EXHIBIT 99.1

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is dated as of January 24, 2003, by and between TiVo Inc., a Delaware corporation (the “Company”), and the holders of the Company’s 7% Convertible Senior Notes due 2006 which have been converted pursuant to the Conversion Price Reduction (as defined below) and which have not been sold or transferred pursuant to a registration statement (the “Notes”) signatory hereto (each, a “Noteholder,” and collectively, the “Noteholders”). The Company agrees with the Noteholders, for the benefit of the holders from time to time (including the Noteholders) of the additional shares (the “Shares”) of common stock, par value $.001 per share, of the Company (the “Common Stock”), that were issued upon conversion of the Notes as a result of the temporary reduction in the conversion price of the Notes to $3.70 per share during the period beginning on December 30, 2002 and ending on January 24, 2003, pursuant to the second paragraph of Section 15.5(i) of the Indenture (the “Conversion Price Reduction”), as follows:

SECTION 1    DEFINITIONS

As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Affiliate” of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which the banking institutions in The City of New York are authorized or obligated by law or executive order to close or be closed.

“Commission” means the Securities and Exchange Commission.

“Conversion Price Reduction Expiration Date” has the meaning set forth in Section 3(a) hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Holder” has the meaning set forth in Section 2 hereof.

“Indenture” means the Indenture, dated as of August 28, 2001, between the Company and the Trustee, relating to the Notes, as the same may be amended from time to time in accordance with the terms thereof.

“Initial Shelf Registration Statement” has the meaning set forth in Section 3(a) hereof

“Losses” has the meaning set forth in Section 7(d) hereof.

“Majority Holders” means the Holders owning a majority of the total Registrable Securities.

“Notice and Questionnaire” means a written notice delivered to the Company containing substantially the information called for by the Selling Securityholder Notice and Questionnaire attached as Exhibit B hereto.

“Prospectus” means the prospectus included in any Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of Registrable Securities covered by such Shelf Registration Statement, and all amendments and supplements to the Prospectus, including post-effective amendments and including all information incorporated by reference into such Prospectus.

“Registrable Securities” means each of the Shares until the earlier of the following events: (i) the date on which such Share has been effectively registered under the Act and sold or transferred pursuant to any Shelf Registration Statement, (ii) the date on which such Share has been distributed to the public pursuant to Rule 144 under the Act or is saleable pursuant to Rule 144(k) under the Act, or (iii) the date on which such Share ceases to be outstanding. Any shares issuable upon conversion of Notes which have at any time been sold or transferred pursuant to a registration statement shall not be Registrable Securities for purposes of this Agreement.

“Shelf Registration” means a registration effected pursuant to Section 3 hereof.

“Shelf Registration Period” has the meaning set forth in Section 3(b) hereof.

“Shelf Registration Statement” means one or more “shelf” registration statements of the Company pursuant to the provisions of Section 3 hereof that covers some or all of the Registrable Securities as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, and in each case, including the Prospectus contained therein, all exhibits thereto and all material incorporated therein by reference, including the Initial Shelf Registration Statement.

“Supplemental Delay Period” means any period commencing on the date of receipt by a Holder of any notice from the Company required by Section 4(b)(2) hereof and ending on the date of receipt by such Holder of an amended or supplemented Shelf Registration Statement or Prospectus, as contemplated by Section 4(h) or Section 4(i) hereof, or the receipt by such Holder of written notice from the Company (the “Advice”) that the use of the Prospectus may be resumed.

“Trustee” means the trustee with respect to the Notes under the Indenture.

“Underwriter” means any underwriter of Registrable Securities in connection with an offering thereof under a Shelf Registration Statement.

SECTION 2    HOLDERS

A person is deemed to be a holder of Registrable Securities (each, a “Holder”) whenever such person becomes the registered holder of Registrable Securities, and includes broker-dealers that hold Registrable Securities (i) as a result of market making activities and other trading activities and (ii) which were acquired directly from the Company or an Affiliate of the Company.

SECTION 3    SHELF REGISTRATION

(a)  The Company shall use its best efforts to file with the Commission within 30 days of the expiration of the Conversion Price Reduction (the “Conversion Price Reduction Expiration Date,” which term shall include any extension of such expiration and any new conversion price reduction period pursuant to the second paragraph of Section 15.11(i) of the Indenture which begins on or prior to January 24, 2003), regardless of the date of conversion, a Shelf Registration Statement (the “Initial Shelf Registration Statement”) relating to the resale of the Registrable Securities, in accordance with the methods of distribution set forth in such Initial Shelf Registration Statement, and thereafter shall use its best efforts to cause such Initial Shelf Registration Statement to be declared effective under the Act as promptly as practicable.

(b)  Subject to Section 3(c), the Company shall use its best efforts to keep any Shelf Registration Statement continuously effective in order to permit the Prospectus forming a part thereof to be usable by Holders for a period of two years from the latest date of original issuance of the Notes by the Company or such shorter period that will terminate upon the sale of all of the Registrable Securities pursuant to the Shelf Registration Statement (the “Shelf Registration Period”). Notwithstanding the foregoing, in the event that Rule 144(k) (or any successor thereto) is amended to extend the two-year period after which restricted securities issued to and continuously held by nonaffiliates of the Company are no longer subject to the volume and manner limitations contained in Rule 144, the Shelf Registration Period shall be extended for such additional period or such shorter period that will terminate upon the sale of all of the Registrable Securities pursuant to the Shelf Registration Statement.

(c)  Upon (i) the existence of any fact or the happening of any event that, in the opinion of the Company, makes untrue any statement of a material fact made in any Shelf Registration Statement, the Prospectus or any amendment or supplement thereto or any document incorporated by reference therein or requires the making of any changes in such Shelf Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) the existence of any development that, in the good faith discretion of the Company, makes it appropriate to suspend the availability of any Shelf

Registration Statement and related Prospectus or which renders the Company unable to comply with Commission requirements; (iii) the issuance by the Commission of a stop order suspending the effectiveness of any Shelf Registration Statement or the initiation of proceedings with respect to any Shelf Registration Statement; (iv) the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (v) the filing of an amendment to any Shelf Registration Statement required by Section 4(h) or Section 4(i) hereof, the Company shall be entitled to suspend the availability of such Shelf Registration Statement or any Prospectus for the Supplemental Delay Period.

SECTION 4    REGISTRATION PROCEDURES

In connection with any Shelf Registration Statement, the following provisions shall apply:

(a)  The Company shall ensure that (i) any Shelf Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all material respects with the Act and the rules and regulations thereunder, (ii) any Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) except as permitted by Section 3, any Prospectus forming part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

(b)  (1)  The Company shall advise the Holders named in any Shelf Registration Statement that have provided in writing to the Company a telephone or facsimile number and address for notices, and, if requested by any such Holder, confirm such advice in writing when a Shelf Registration Statement and any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective.

(2)  The Company shall advise the Holders named in any Shelf Registration Statement, which have provided in writing to the Company a telephone or facsimile number and address for notices, and, if requested by any such Holder, confirm such advice in writing:

(i)  of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information;

(ii)  of the initiation by the Commission of proceedings relating to a stop order suspending the effectiveness of the Shelf Registration Statement;

(iii)  of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement;

(iv)  of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(v)  of the existence of any fact and the happening of any event that, in the opinion of the Company, makes untrue any statement of a material fact made in its Shelf Registration Statement, the Prospectus or any amendment or supplement thereto or any document incorporated by reference therein or requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; and

(vi)  the filing of an amendment to the Shelf Registration Statement.

(c)  The Company shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness of any Shelf Registration Statement at the earliest possible time.

(d)  The Company shall use its best efforts to furnish to each selling Holder named in any Shelf Registration Statement who so requests in writing and who has provided to the Company an address for notices, without charge, at least one conformed copy of such Shelf Registration Statement and any post-effective amendments thereto (excluding any exhibits thereto).

(e)  The Company shall, during the Shelf Registration Period, deliver to each Holder named in any Shelf Registration Statement and who has provided to the Company an address for notices, without charge, as many copies of the Prospectus (including each preliminary Prospectus) contained in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; subject to any notice by the Company in accordance with Section 4(b)(2) hereof, the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders for the purposes of the offering and resale of the Registrable Securities covered by the Prospectus in accordance with the applicable regulations promulgated under the Act and any restrictions set forth in the Prospectus.

(f)  Prior to any offering of Registrable Securities pursuant to any Shelf Registration Statement, the Company shall register or qualify or cooperate with the Holders named therein and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions of the United States as any such Holders reasonably request in writing as promptly as practicable prior to the effectiveness of the Shelf Registration Statement; provided,however, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general or unlimited service of process or to taxation in any such jurisdiction where it is not then so subject.

(g)  The Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request in writing.

(h)  Except to the extent otherwise permitted under Section 3, upon the occurrence of any event contemplated by paragraph 4(b)(2)(v) hereof, the Company shall promptly prepare a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that as thereafter delivered to purchasers of the Registrable Securities covered thereby, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i)  As a condition to inclusion of a Noteholder’s Registrable Securities in the Initial Shelf Registration Statement, such Noteholder shall deliver to the Company a Notice and Questionnaire concurrent with the delivery of an executed copy hereof and shall provide the Company with any updated information prior to the effectiveness of the Initial Shelf Registration Statement. From and after the date the Initial Shelf Registration Statement is declared effective, the Company shall, as promptly as practicable after the date a Notice and Questionnaire is delivered to the Company by a Holder of Registrable Securities pursuant to Section 9(b) hereof, file with the Commission any amendments to any Shelf Registration Statement or supplements to the related Prospectus as may be required by applicable law so that the Holder delivering such Notice and Questionnaire may use such Prospectus to sell such Holder’s Registrable Securities, subject to Section 3(c) hereof; provided, however that if such Notice and Questionnaire is delivered during a Supplemental Delay Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall not be obligated to file any amendment to any Shelf Registration Statement or supplement to the related Prospectus until expiration of the Supplemental Delay Period. Notwithstanding anything contained herein to the contrary, the Company shall be under no obligation to name any Holder that has not submitted a Notice and Questionnaire as a selling securityholder in any Shelf Registration Statement or related Prospectus, and the Company shall be under no obligation to name any Holder or file any such amendments or supplements to the extent such naming or filing would be in violation of applicable law, including federal securities laws.

(j)  With respect to any underwritten offering of Registrable Securities under the Shelf Registration Statement, the Company shall enter into such agreements (including underwriting agreements) and make such representations and warranties and take all such other actions in connection therewith in order to expedite or facilitate such underwritten offering as may be reasonably requested by the Majority Holders, counsel to the Majority Holders or the managing Underwriters in connection therewith. In such connection, the Company shall, upon request by the Majority Holders, counsel to the Majority Holders or the managing Underwriters in connection with such Shelf Registration Statement, use its best efforts to cause (i) its counsel to deliver an opinion relating to the Shelf Registration Statement and the Registrable Securities in customary form, (ii) its officers to execute and deliver all customary documents and certificates reasonably requested by such Majority Holders, counsel to such Majority Holders or the managing Underwriters and (iii) its independent public accountants to provide a customary comfort letter or letters, in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with underwritten offerings.

(k)  The Company may register or offer securities of the Company other than the Registrable Securities under any Shelf Registration Statement.

SECTION 5    HOLDERS’ AGREEMENTS

Each Holder severally but not jointly, by the acquisition of Shares, agrees:

(a)  The Shares have not been registered under the Securities Act, and such Holder agrees, on its own behalf and on behalf of each account for which it acquires any Shares, that such Shares may be offered, resold, pledged or otherwise transferred only (i) in a transaction meeting the requirements of Rule 144 under the Securities Act or in accordance with a valid exemption from the registration requirements of the Securities Act, (ii) to the Company or (iii) pursuant to an effective Shelf Registration Statement, and, in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction. Such Holder agrees that it will furnish the Company and the Company’s transfer agent an opinion of counsel, if the Company so requests, that the foregoing restrictions on transfer have been complied with, and such certificates and other information as the Company may require to confirm that any such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Act. Such Holder understands that the Company’s transfer agent will not be required to accept for registration of transfer any Shares, except upon presentation of evidence satisfactory to the Company, including an opinion of counsel if the Company so requests, that the foregoing restrictions on transfer or exercise have been complied with.

(b)  That upon receipt of a notice of the commencement of a Supplemental Delay Period, it will keep the fact of such notice confidential, forthwith discontinue disposition of its Registrable Securities pursuant to any Shelf Registration Statement, and will not deliver any Prospectus forming a part thereof until receipt of an amended or supplemented Shelf Registration Statement or Prospectus, as applicable, as contemplated by Section 4(h) hereof, or until receipt of the Advice.

(c)  If so directed by the Company in a notice of the commencement of a Supplemental Delay Period, each Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of any Prospectus covering the Registrable Securities.

(d)  Sales of such Registrable Securities pursuant to any Shelf Registration Statement shall only be made in the manner set forth in such currently effective Shelf Registration Statement and in accordance with applicable law.

(e)  Upon the sale of Registrable Securities pursuant to any Shelf Registration Statement, each Holder will deliver to the Company’s transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit A, so that the Registrable Securities may be properly transferred.

SECTION 6    REGISTRATION EXPENSES

The Company shall bear all expenses incurred in connection with the performance of its obligations under Sections 3 and 4 hereof. Notwithstanding the foregoing or anything in this Agreement to the contrary, each Holder shall pay all underwriting discounts and commissions of any Underwriters with respect to any Registrable Securities sold by it.

SECTION 7    INDEMNIFICATION AND CONTRIBUTION

(a)  In connection with any Shelf Registration Statement and to the extent permitted by law, the Company agrees to indemnify and hold harmless each Holder covered thereby, the directors, officers, employees, partners, representatives and agents of each such Holder and each person who controls any such Holder within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act (each such person being sometimes hereinafter referred to as an “indemnified party”) against any and all losses, claims, damages, judgments or liabilities, joint or several, to which they or any of them may become subject, insofar as such losses, claims, damages, judgements or liabilities (or actions in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement as originally filed or in any amendment thereof, or in any Prospectus, or in any amendment thereof or supplement thereto, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, judgment, liability or action; provided, however, that (i) the Company will not be liable in any case to the extent that any such loss, claim, damage, judgement or liability arises out of, or is based upon, any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any such Holder for inclusion therein and (ii) the Company will not be liable to any indemnified party under this indemnity agreement with respect to any Shelf Registration Statement or Prospectus to the extent that any such loss, claim, damage, judgement or liability of such indemnified party results solely from an untrue statement of a material fact contained in, or the omission of a material fact from, the Shelf Registration Statement or Prospectus, which untrue statement or omission was corrected in an amended or supplemented Shelf Registration Statement or Prospectus, if the person alleging such loss, claim, damage or liability was not sent or given, at or prior to the written confirmation of such sale, a copy of the amended or supplemented Shelf Registration Statement or Prospectus if the Company had previously furnished copies thereof to such indemnified party and if delivery of a prospectus is required by the Act and was not so made. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b)  Each Holder covered by any Shelf Registration Statement severally agrees to indemnify and hold harmless the Company, each of the Company’s directors, officers, employees, partners, representatives and agents, and each person who controls the Company within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to information relating to such Holder furnished to the Company in writing by or on behalf of such Holder for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have. In no event shall any Holder, its directors, officers or any person who controls such Holder be liable or responsible for any amount in excess of the amount by which the total amount received by such Holder with respect to its sale of Registrable Securities pursuant to any Shelf Registration Statement exceeds (i) the amount paid by such Holder for such Registrable Securities and (ii) the amount of any damages that such Holder, its directors, officers or any person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

(c)  Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, the indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure to so notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to assume the defense of any such claim and to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel, and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party, and the indemnified party reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, (iii) the indemnifying party did not employ counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party authorized the indemnified party to employ separate counsel at the expense of the indemnifying party. The indemnifying party shall indemnify and hold harmless the indemnified party from and against all losses, claims, damages and liabilities by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty Business Days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by the immediately preceding sentence effected without its consent if such indemnifying party (i) reimburses such indemnified party in accordance with such request to the extent that it considers such request to be reasonable and (ii) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case, prior to the date of settlement. An indemnifying party shall not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding for which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

(d)  In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall to the extent permitted by law have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively “Losses”) to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Shelf Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d). Notwithstanding the foregoing, the obligations of each Holder hereunder are several and not joint.

(e)  The provisions of this Section 7 shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive the sale by a Holder of Registrable Securities.

SECTION 8    RULE 144

The Company agrees with each Holder for so long as any Registrable Securities remain outstanding and during any period in which the Company is subject to Section 13 or 15 (d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Registrable Securities pursuant to Rule 144.

SECTION 9    MISCELLANEOUS

(a)  Amendments and Waivers.    The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Majority Holders. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to depart from the provisions hereof, with respect to a matter which relates exclusively to the rights of Holders whose securities are being sold pursuant to a Shelf Registration Statement and does not directly or indirectly adversely affect the rights of other Holders, may be given by the majority of such Holders, determined on the basis of the amount of Registrable Securities being sold rather than registered under such Shelf Registration Statement.

(b)  Notices.    All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

(i)  if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 9(b), which address initially is, with respect to each Holder, the address of such Holder set forth in the Notice and Questionnaire;

(ii)  if to the Company, initially at 2160 Gold Street, Alviso, CA 95002, Attn: General Counsel;

(iii)  with a copy in like manner to Latham & Watkins, initially at 505 Montgomery Street, Suite 1900, San Francisco, CA 94111, Attn: Laura L. Gabriel, Esq. and Keith Benson, Esq.

All such notices and communications shall be deemed to have been duly given when received.

The Company, by notice to the Holders, may designate additional or different addresses for subsequent notices or communications.

(c)  Successors and Assigns.    This Agreement shall inure to the benefit of, and be binding upon, the successors and assigns of each of the parties hereto, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Registrable Securities. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Registrable Securities and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

(d)  Counterparts.    This agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

(e)  Headings.    The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(f)  Governing Law.    This Agreement shall be deemed to be a contract made under the laws of New York, and for all purposes shall be governed by and construed in accordance with the laws of New York, including, without limitation, Section 5-1401 of the New York General Obligations Law.

(g)  Severability.    In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

(h)  Securities Held by the Company, etc.    Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than subsequent Holders of Registrable Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or Registrable Securities.

(i)  Entire Agreement.    This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto with respect to the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TIVO INC.

By:	/s/ David H. Courtney
Name: David H. Courtney
Title: Executive Vice President, Worldwide Operations and Administration and Chief Financial Officer

[SIGNATURE PAGE TO THE REGISTRATION RIGHTS AGREEMENT]

Discovery Communications, Inc. (Name of Noteholder)

By:	/s/ Barbara J. Bennett
Name: Barbara J. Bennett
Title: Senior Vice President, Treasurer

[SIGNATURE PAGE TO THE REGISTRATION RIGHTS AGREEMENT]

JMG Capital Partners, L.P. (Name of Noteholder)

By:	/s/ Jonathan Glaser
Name: Jonathan Glaser
Title: Member Manager of the GP

[SIGNATURE PAGE TO THE REGISTRATION RIGHTS AGREEMENT]

JMG Triton Offshore Fund, Ltd. (Name of Noteholder)

By:	/s/ Jonathan Glaser
Name: Jonathan Glaser
Title: Member Manager of the Investment Manager

[SIGNATURE PAGE TO THE REGISTRATION RIGHTS AGREEMENT]

Shepherd Investments International Ltd. (Name of Noteholder)

By:	/s/ Michael A. Roth
Name: Michael A. Roth
Title: Managing Member of Staro Asset Management, L.L.C., Investment Manager

[SIGNATURE PAGE TO THE REGISTRATION RIGHTS AGREEMENT]

Stark Trading (Name of Noteholder)

By:	/s/ Michael A. Roth
Name: Michael A. Roth
Title: Member Manager

[SIGNATURE PAGE TO THE REGISTRATION RIGHTS AGREEMENT]

Woodmont Investments Ltd. (Name of Noteholder)

By:	/s/ Jay G. Goldman
Name: Jay G. Goldman
Title: Portfolio Manager

[SIGNATURE PAGE TO THE REGISTRATION RIGHTS AGREEMENT]

RGC International Investors, LDC (Name of Noteholder)

By:	Rose Glen Capital Management, LP

By:	RGC General Partners Corp.

By:	/s/ Signature Illegible
Name: Signature Illegible
Title: Managing Director

[SIGNATURE PAGE TO THE REGISTRATION RIGHTS AGREEMENT]

Castle Creek Technology Partners LLC (Name of Noteholder)

By:	/s/ William J. Shimanek
Name: William J. Shimanek
Title: Authorized Individual at the Investment Manager Castle Creek Partners LLC

[SIGNATURE PAGE TO THE REGISTRATION RIGHTS AGREEMENT]

Cohanzick Partners, LP (Name of Noteholder)

By:	/s/ David K. Sherman
Name: David K. Sherman
Title: Authorized Agent

[SIGNATURE PAGE TO THE REGISTRATION RIGHTS AGREEMENT]

Alan C. Mendelson (Name of Noteholder)

By:	/s/ Alan C. Mendelson
Name: Alan C. Mendelson
Title:

[SIGNATURE PAGE TO THE REGISTRATION RIGHTS AGREEMENT]

EXHIBIT A

CERTIFICATE OF SUBSEQUENT SALE

Wells Fargo Shareowner Services
161 North Concord Exchange
South St. Paul, MN 55075
Attn: Corbin B. Connell
TiVo Inc. Account Executive

TiVo Inc.
2160 Gold Street
Alviso, CA 95002
Attn: General Counsel

RE:	Sale of Shares of Common Stock of TiVo Inc. (the “Company”) pursuant to the Company’s Prospectus dated , 200 [as supplemented by the Prospectus Supplement dated , 200 ] (the “Prospectus”)

Dear Sir/Madam:

The undersigned hereby certifies, in connection with the sale of shares of common stock, par value $.001 per share (the “Securities”) of the Company included in the table of Selling Holders in the Prospectus, that the undersigned has sold the Securities pursuant to the Prospectus and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale complies with all applicable securities laws, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Holder (the beneficial owner):

Record Holder (e.g., if held in name of nominee):

Restricted Stock Certificate No.(s):

Amount of Securities Sold:

Date of Sale:

In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares of Common Stock in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND.

Very truly yours,

Dated:	By:

Print Name:

Title:

cc:	Latham & Watkins
505	Montgomery Street
San	Francisco, CA 94111
Attention:	Laura L. Gabriel, Esq.

Ex. A-1

EXHIBIT B

SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

The undersigned holder of shares of the common stock, par value $.001 per share (the “common stock”) of TiVo Inc. (the “Company”) issued upon conversion of the Company’s 7% Convertible Senior Notes due 2006 (the “Notes” as a result of the temporary reduction in the conversion price of the Notes to $3.70 per share during the period beginning on December 30, 2002 and ending on January 24, 2003 (such shares of common stock, the “Transfer Restricted Securities”), understands that the Company has filed or intends to file with the Securities and Exchange Commission a registration statement on Form S-3 (the “Shelf Registration Statement”) for the registration and the resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Transfer Restricted Securities in accordance with the terms of the Registration Rights Agreement, dated as of January 24, 2003 (the “Registration Rights Agreement”) among the Company and the initial holders Transfer Restricted Securities. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

In order to sell or otherwise dispose of any Transfer Restricted Securities pursuant to the Shelf Registration Statement, a holder of Transfer Restricted Securities generally will be required to be named as a selling securityholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver the Prospectus to purchasers of Transfer Restricted Securities and be bound by the provisions of the Registration Rights Agreement (including certain indemnification provisions, as described below). Holders must complete and deliver this Notice and Questionnaire in order to be named as selling securityholders in the Prospectus. Holders of Transfer Restricted Securities who do not complete, execute and return this Notice and Questionnaire (1) will not be named as selling securityholders in the Shelf Registration Statement or the Prospectus and (2) may not use the Prospectus for resales of Transfer Restricted Securities.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and the Prospectus. Holders of Transfer Restricted Securities are advised to consult their own securities law counsel regarding the consequences of being named or not named as a selling securityholder in the Shelf Registration Statement and the Prospectus.

Notice

The undersigned holder (the “Selling Securityholder”) of Transfer Restricted Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Transfer Restricted Securities owned by it and listed below in Item (3), unless otherwise specified in Item (3), pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company, the Company’s directors and the Company’s officers who sign the Shelf Registration Statement and each person, if any, who controls the Company within the

Ex. B-1

meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from and against certain losses arising in connection with certain statements concerning the undersigned made in the Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

Questionnaire

1.	(a)	Full Legal Name of Selling Securityholder:

	(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Transfer Restricted Securities listed in Item (3) below are held:

2.	Address for Notices to Selling Securityholder:

Telephone:
Fax:
Contact Person:

3.	Ownership of Transfer Restricted Securities:

	(a)	Type and amount of Transfer Restricted Securities owned:

	(b)	Type and amount of Transfer Restricted Securities to be registered:

Ex. B-2

4.	Ownership and Beneficial Ownership of Other Securities of the Company owned by the Selling Securityholder:

Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Transfer Restricted Securities listed above in Item (3).

Type and Amount of Other Securities owned or beneficially owned:

5.	Relationship with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

6.	Plan of Distribution:

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Transfer Restricted Securities listed above in Item (3) pursuant to the Shelf Registration Statement only as follows (if at all): Such Transfer Restricted Securities may be sold directly to purchasers or through underwriters, broker-dealers or agents, who may receive compensation in the form of discounts, concessions or commissions from the Selling Securityholder or the purchaser. These discounts, concessions or commissions as to any particular underwriter, broker-dealer or agent may be in excess of those customary in the types of transactions involved. Such Transfer Restricted Securities may be sold in one or more transactions at fixed prices, prevailing market prices at the time of sale, prices related to the prevailing market prices, varying prices determined at the time of sale, or negotiated prices. These sales may be effected in transactions on any national securities exchange or quotation service on which Transfer Restricted Securities may be listed or quoted at the time of sale, including the Nasdaq National Market, in the over-the-counter market, otherwise than on such exchanges or services or in the over-the-counter market, through the writing of options, whether the options are listed on an options exchange or otherwise, or through the settlement of short sales. These transactions may include block transactions or crosses. Crosses are transactions in which the same broker acts as agent on both sides of the trade. In connection with the

Ex. B-3

sale of Transfer Restricted Securities or otherwise, the Selling Securityholders may enter into hedging transactions with broker-dealers or other financial institutions. These broker-dealers or financial institutions may in turn engage in short sales of the Transfer Restricted Securities in the course of hedging the positions they assume with Selling Securityholders. The Selling Securityholders may also sell Transfer Restricted Securities short and deliver Transfer Restricted Securities to close out such short positions, or loan or pledge Transfer Restricted Securities to broker-dealers that in turn may sell these securities.

State any exceptions here:

Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Transfer Restricted Securities without the prior agreement of the Company.

The undersigned acknowledges that it understands its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Transfer Restricted Securities pursuant to the Shelf Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein. Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholder against certain liabilities.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand delivery, first-class mail or air courier guaranteeing overnight delivery at the address set forth below. In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Notice and Questionnaire.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and the Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the

Ex. B-4

preparation, amendment or supplementation of the Shelf Registration Statement and the Prospectus.

The terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder with respect to the Transfer Restricted Securities owned by the Selling Securityholder and listed in Item (3) above. This agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts made in the State of New York.

Ex. B-5

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:
Selling Securityholder (Print or type full legal name of holder of Transfer Restricted Securities)

By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO:

Company address:
TiVo Inc.
2160 Gold Street
Alviso, CA 95002
Attn: Matthew Zinn, Esq.

with a copy to:

Company counsel
Latham & Watkins
505 Montgomery Street
Suite 1900
San Francisco, CA 94111
Attn: Keith Benson, Esq.

Ex. B-6